UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100
Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Applied Digital Corporation (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2024 (the “Original Report”), solely to supplement the Original Report to include updated disclosure regarding the appointment of the Company’s Chief Operating Officer. This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 6, 2025, the Company welcomed Laura Laltrello as its Chief Operating Officer, effective as of January 6, 2025.

From December 2020 to December 2024, Ms. Laltrello, age 52, held the position of Vice President and General Manager of Building Automation Services with Honeywell International Inc., a Fortune 500 company that invents and manufactures technologies to address tough challenges linked to global macrotrends such as safety, security, and energy. Prior to Honeywell, Ms. Laltrello held various roles at Lenovo Group Limited from May 2005 to December 2020, including VP, GM Global DataCenter Services from May 2016 to December 2020. Her career spans a range of senior leadership positions where she has led teams to deliver transformative projects and services for global technology leaders, with a focus on operations, strategic execution, and profit management. Ms. Laltrello holds a Bachelor of Applied Science degree in Applied Mathematics: Operations Research and Economics from Clemson University and completed the Executive Leadership Program at the International Institute for Management Development.

There are no arrangements or understandings between Ms. Laltrello and any other person pursuant to which she was appointed as an officer and Ms. Laltrello does not have a direct or indirect material interest in any “related party” transaction required to be separately disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Laltrello does not have any family relationships with any of the Company’s directors or executive officers.

Item 8.01 Other Events.

On January 6, 2025, the Company issued a press release announcing the onboarding of Ms. Laltrello as the Chief Operating Officer of the Company, effective as of January 6, 2025. As an inducement to Ms. Laltrello accepting this position, the Company granted her an employment inducement award outside of the Company’s 2024 Omnibus Equity Incentive Plan, in accordance with Rule 5635(c)(4) of the Nasdaq Stock Market LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	January 6, 2025	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer